Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
(11)	Income Taxes

The Company did not record an income tax benefit on its loss before tax for the year ended December 31, 2012. There was $0 U.S., state, and foreign current or deferred income tax expense recorded for the year ended December 31, 2012. In June 2012, the Company formed a wholly-owned foreign subsidiary to which it transferred the worldwide rights to dalbavancin. This transaction provided the Company the ability to fully utilize all of the available U.S. federal and state net operating loss carryforwards and resulted in cash tax payments in the United States. The U.S. and state income tax expense associated with the transfer of the worldwide rights to dalbavancin was deferred on the balance sheet in accordance with ASC 740-10-25-3(e). Losses incurred after the date of such transaction resulted in net operating losses outside the United States. As of December 31, 2012, these net operating losses were not more-likely-than-not to be realized, therefore a full valuation allowance was recorded and no financial statement tax benefit was recorded in 2012. The Company has no ability to carry back losses to previous years and future utilization of these losses is uncertain.

For the years ended December 31, 2012, 2011 and 2010, income from operations before taxes consisted of the following:

	2012	2011	2010
U.S. operations	$(13,834,154)	$(35,543,726)	$(13,892,300)
Foreign operations	(48,704,709)	—	—

	$(62,538,863)	$(35,543,726)	$(13,892,300)

Income tax expense attributable to income from operations was $0, $2,510,653 and $2,878,440 for the years ended December 31, 2012, 2011 and 2010, respectively, and differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pretax income from operations as a result of the following:

	2012	2011	2010
Federal statutory rate	35%	34%	34%
States taxes, net of federal benefit	0%	4%	4%
Foreign rate differential	(8)%	—	—
Permanent items—change in contingent consideration	(1)%	(1)%	(11)%
Research and development credits	1%	—	—
Valuation allowance	(27)%	(30)%	—

	—%	7%	26%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and their basis for income tax purposes and the tax effects of net operating losses and tax credit carry-forwards. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011 are presented below.

	2012	2011
Deferred tax assets:
Stock compensation	$1,033,073	$720,323
Federal net operating losses	—	14,004,551
State net operating losses	—	1,647,590
Foreign net operating losses	12,176,177	—

Total deferred tax assets	$13,209,250	$16,372,464

Deferred tax liabilities:
In process research & development	$—	$5,811,000

Total deferred tax liabilities	$—	$5,811,000

Valuation allowance	$12,428,114	$10,561,464

Net deferred tax assets	$781,136	$—

Valuation allowances reduce deferred tax assets to the amounts that are more-likely-than-not to be realized. During the year ended December 31, 2012, the Company has recorded deferred tax assets which are partially offset by a valuation allowance. The Company has recorded a valuation allowance of $12,428,114 and $10,561,464 as of December 31, 2012 and 2011, respectively. The Company regularly evaluates the likelihood of the realization of its deferred tax assets and reduces the carrying amount of those deferred tax assets by a valuation allowance to the extent it believes a portion will not be realized. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income, the carryback availability and carryforward periods available to it for tax reporting purposes and other relevant factors. Significant judgment is required in making this assessment. At present, the likelihood of the Company being able to fully realize it deferred income tax benefits against future income is uncertain.

At December 31, 2012, the net deferred tax assets were included in prepaid expenses and other current assets on the consolidated balance sheet.

At December 31, 2012, the Company had no net operating loss carryforwards for federal income tax purposes due to the tax gain recognized in the United States from transfer of the worldwide rights to dalbavancin to a wholly-owned foreign subsidiary. Likewise, the Company has no net operating loss carryforwards for state income tax purposes. The Company has net operating loss carryforwards in the Netherlands of $48,704,709 to offset future taxable income through 2021.

The total amount of federal, foreign, state and local unrecognized tax benefits was $1,116,687 million at December 31, 2012 and $0 at December 31, 2011.

Balance at December 31, 2011	$—
Increase related to prior year tax positions	116,687
Decrease related to prior year tax positions	—
Increase related to current year tax positions	1,000,000

Balance at December 31, 2012	$1,116,687

Included in the balance of total unrecognized tax benefits at December 31, 2012, are potential benefits of $1,116,687 that if recognized, would affect the effective rate on income from operations. The Company has $0 of interest and penalties accrued during both 2012 and 2011 related to the unrecognized tax positions.

The Company files income tax returns in the United States, the Netherlands, the United Kingdom and various U.S. state jurisdictions. The Company’s U.S and state tax returns remain subject to examination for 2009 and subsequent periods.